SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant |x|
Filed by a Party other than the Registrant | |

Check the appropriate box:

|X|  Preliminary Proxy Statement
| |  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
| |  Definitive Proxy Statement
| |  Definitive Additional Materials
| |  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          21st CENTURY HOLDING COMPANY
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

| | Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

| | Fee paid previously with preliminary materials.

| | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                          21st CENTURY HOLDING COMPANY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 21, 2004

To the Shareholders of 21st Century Holding Company:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of 21st Century Holding Company, a Florida corporation (the "Company"), will be held at our principal executive offices at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, Florida 33311, at 11:00 A.M., on June 21, 2005 for the following purposes:

      1.    To elect two directors to serve until 2008;
      2. To authorize the possible issuance of 20% or more of our common stock, $.01 par value (the "Common Stock"), in connection with our 2004 private placement of senior subordinated notes and warrants to purchase shares of Common Stock;
      3. To authorize the issuance of 3,500 shares of our Common Stock to our Chief Executive Officer;
      4. To ratify the selection of the firm of DeMeo Young McGrath as the Company's independent auditors for the fiscal year ended December 31, 2004; and
      5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on April 15, 2005 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

      Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the pre-addressed envelope provided for that purpose as promptly as possible. No postage is required if mailed in the United States.

                                By Order of the Board of Directors,

                                Rebecca L. Campillo, Secretary

Lauderdale Lakes, Florida
May XX, 2005

ALL SHAREHOLDERS ARE INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. THOSE SHAREHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY MAY NEVERTHELESS ATTEND THE ANNUAL MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                          21st CENTURY HOLDING COMPANY

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 21, 2005

                              ---------------------
                                 PROXY STATEMENT
                              ---------------------

                     TIME, DATE AND PLACE OF ANNUAL MEETING

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of 21st Century Holding Company, a Florida corporation (the "Company"), of proxies from the holders of our common stock, par value $.01 per share (the "Common Stock"), for use at the Annual Meeting of Shareholders to be held at 11:00 A.M., on June 21, 2005, at our principal executive offices at 3661 West Oakland Park Boulevard, Suite 207, Lauderdale Lakes, FL 33311, and at any adjournments or postponements thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting.

      The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to shareholders is May XX, 2005. Shareholders should review the information provided herein in conjunction with our Annual Report to Shareholders that accompanies this Proxy Statement. Our principal executive offices are located at 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, FL 33311, and our telephone number is (954) 581-9993.

                          INFORMATION CONCERNING PROXY

      The enclosed proxy is solicited on behalf of our Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with our Secretary at our principal executive offices indicated above a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by us at or prior to the Annual Meeting.

      The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy is to be borne by us. In addition to the use of mail, our employees may solicit proxies personally and by telephone. Our employees will receive no compensation for soliciting proxies other than their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses in so doing.

                         PURPOSES OF THE ANNUAL MEETING

      At the Annual Meeting, our shareholders will consider and vote upon the following matters:

      1.    To elect two directors to serve until 2008;
      2. To authorize the possible issuance of 20% or more of our Common Stock in connection with our 2004 private placement of senior subordinated notes and warrants to purchase shares of our Common Stock;
      3. To authorize the issuance of 3,500 shares of our Common Stock to our Chief Executive Officer;
      4. To ratify the selection of the firm of DeMeo Young McGrath as the Company's independent auditors for the calendar year ended December 31, 2004; and
      5. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

      Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth herein) will be voted (a) for the election of the respective nominees for director named below and (b) in favor of all other proposals described in the Notice of Annual Meeting. In the event a shareholder specifies a different choice by means of the enclosed proxy, the shareholder's shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

      The Board of Directors has set the close of business on April 15, 2005 as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were X,XXX,XXX shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting.

      The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Proposals Two, Three and Four will each require the affirmative vote of a majority of the total votes cast on each proposal in person or by proxy at the Annual Meeting. If less than a majority of the outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

      Prior to the Annual Meeting, we will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

      A broker or nominee holding shares registered in its name, or in the name of its nominee, which are beneficially owned by another person and for which it has not received instructions as to voting from the beneficial owner, may have discretion to vote the beneficial owner's shares with respect to the election of directors and certain other matters addressed at the Annual Meeting. Any such shares that are not represented at the Annual Meeting either in person or by proxy will not be considered to have cast votes on any matters addressed at the Annual Meeting.

                          BENEFICIAL SECURITY OWNERSHIP

      The following table sets forth, as of the Record Date, information with respect to the beneficial ownership of our Common Stock by (i) each person who is known by us to beneficially own 5% or more of our outstanding Common Stock,
(ii) each of our executive officers named in the Summary Compensation Table in the section "Executive Compenstation," (iii) each of our directors, and (iv) all directors and executive officers as a group.

                                                Number of Shares  Percent of
                                                  Beneficially      Class
Name and Address of Beneficial Owner (1)           Owned (2)     Outstanding
----------------------------------------           ---------     -----------

Edward J. Lawson (3)......................        1,613,098         XX.X%
Bruce F. Simberg (4)......................          165,750          X.X
Richard A. Widdicombe (5).................          141,833          X.X
Kent M. Linder (6)........................          125,150          X.X
Carl Dorf (7).............................           89,648          X.X
Richard W. Wilcox, Jr. (8)................           48,250            *
J. Gordon Jennings, III (9)...............           21,500            *
Charles B. Hart, Jr. (10).................           15,000            *
Peter J. Prygelski (11) ..................            3,900            *

All directors and executive officers as a
group (9 persons) (12)                            2,230,597         XX.X%

5% or greater holders:
Michele V. Lawson (13)                            1,613,098         XX.X%
3661 West Oakland Park Blvd, Suite 300
Lauderdale Lakes, FL 33311

Whitebox Advisors, LLC (14)                         905,922          X.X%
3033 Excelsior Blvd., Suite 300
Minneapolis, MN  55416

William D. Witter, Inc. (15)                        349,800          X.X%
One Citicorp Center
153 East 53rd Street, 51st Floor
New York, NY 10022

----------------
*     Less than 1%.

(1) Except as otherwise indicated, the address of each person named in the table is c/o 21st Century Holding Company, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, FL 33311.

(2) Except as otherwise indicated, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock listed, which include shares of Common Stock in which such persons have the right to acquire a beneficial interest within 60 days from the date of this Proxy Statement.

(3) Represents 681,713 shares of Common Stock held of record by Michele V. Lawson, 25,425 shares held in an account for a minor, 66,324 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson and 20,676 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson.

(4) Includes 28,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Simberg.

(5) Includes 3,083 shares of Common Stock held jointly with spouse and 90,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Widdicombe.

(6) Includes 75,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Linder.

(7) Includes 5,764 shares of Common Stock held by Dorf Partners 2001 LP, 67,384 shares of Common Stock held by Dorf Trust, 1,500 shares of Common Stock held in a joint account with Mr. Dorf's spouse, and 15,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Dorf.

(8) Includes 3,000 shares of Common Stock held in Mr. Wilcox's IRA and 15,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Wilcox.

(9) Includes 21,500 shares of Common Stock issuable upon the exercise of stock options held by Mr. Jennings.

(10) Includes 15,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Hart.

(11) Includes 300 shares of Common Stock held in Mr. Prygelski's IRA and 3,000 shares of Common Stock issuable upon the exercise of stock options held by Mr. Prygelski.

(12) Includes 350,000 shares of Common Stock issuable upon the exercise of stock options.

(13) Represents 818,960 shares of Common Stock held of record by Edward J. Lawson, 25,425 shares held in an account for a minor, 20,676 shares of Common Stock issuable upon the exercise of stock options held by Mrs. Lawson and 66,324 shares of Common Stock issuable upon the exercise of stock options held by Mr. Lawson.

(14) Includes 532,244 shares of Common Stock issuable upon the exercise of Redeemable Warrants held by Whitebox Convertible Arbitrage Partners, LP; 143,142 shares of Common Stock issuable upon the exercise of Redeemable Warrants held by Whitebox Hedged High Yield Partners, LP; 58,823 shares of Common Stock issuable upon the exercise of Redeemable Warrants held by Whitebox Intermarket Partners, LP; and 149,702 shares of Common Stock issuable upon the exercise of Redeemable Warrants held by Pandora Select Partners, LP.

(15) Includes 296,620 shares of Common Stock beneficially held on behalf of various clients of Witter, Inc. This information is based on the beneficial owner's filing with the Securities and Exchange Commission under Section 13 and/or Section 16 of the Securities Exchange Act of 1934.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

      Under our Articles of Incorporation, our Board of Directors is divided into three classes. Each class of directors serves a staggered term. Carl Dorf and Charles B. Hart, Jr. hold office until the 2005 Annual Meeting, and each has been nominated for reelection to the Board, to serve as class III directors until the Annual Meeting to be held in 2008 or until their successors are duly elected and qualified. Bruce Simberg, Richard W. Wilcox, Jr. and Peter J. Prygelski are class II directors and hold office until the 2006 Annual Meeting. Edward J. Lawson and Richard A. Widdicombe are class I directors and hold office until the 2007 Annual Meeting.

      The accompanying form of proxy when properly executed and returned to us, will be voted FOR the election to our Board of Directors of the two persons named below, unless the proxy contains contrary instructions. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement. We have no reason to believe that any of the nominees are unable or unwilling to serve if elected. If any of the nominees should become unable or unwilling to serve as a director, however, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors, unless a shareholder has withheld authority or voted against the slate proposed in this proxy statement.

Nominees

      The following persons were recommended by the Board of Directors and are nominated as directors as follows:

Name                                  Age         Position with the Company
----                                  ---         -------------------------

Carl Dorf (1) (2)                     64          Director

Charles B. Hart, Jr. (1) (2) (3)      66          Director

      Carl Dorf is the principal of Dorf Asset Management, LLC, and is responsible for all investment decisions made by that company. From January 1991 to February 2001, Mr. Dorf served as the Fund Manager of ING Pilgrim Bank and Thrift Fund. Prior to his experience at Pilgrim, Mr. Dorf was a principal in Dorf & Associates, an investment management company. Mr. Dorf was appointed to the Board of Directors in August 2001.

      Charles B. Hart, Jr. has more than 40 years of experience in the insurance industry. From 1973 to 1999, Mr. Hart served as President of Public Assurance Group and as General Manager of Operations for Bristol West Insurance Services. Since 1999, Mr. Hart has acted as an insurance consultant. Mr. Hart was appointed to the Board of Directors in March 2002.

-----------------
(1) Member of Independent Directors Committee.
(2) Member of Investment Committee.
(3) Member of Audit Committee.

      The Board of Directors recommends that shareholders vote "FOR" each of the nominees for election as directors. Directors must be elected by a plurality of the votes cast.

      Set forth below is certain information concerning the directors who are not currently standing for election:


Name                                  Age         Position with the Company
----                                  ---         -------------------------

Edward J. Lawson (2)                  55          President, Chairman of the Board and Director

Richard A. Widdicombe                 46          Chief  Executive  Officer and Director

Bruce F. Simberg (2)                  56          Director

Richard W. Wilcox, Jr. (1) (2) (3)    63          Director

Peter J. Prygelski (1) (2) (3)        36          Director

-------------------
(1) Member of Independent Directors Committee.
(2) Member of Investment Committee.
(3) Member of Audit Committee.

      Edward J. Lawson co-founded the Company and has served as our President and Chairman of the Board since the Company's inception in 1991. Mr. Lawson has more than 18 years' experience in the insurance industry, commencing with the founding of the Company's initial agency in 1983.

      Richard A. Widdicombe was appointed as our Chief Executive Officer in June 2003. Mr. Widdicombe joined the Company in November 1999 as President of Federated National Insurance Company ("Federated National") and Assurance Managing General Agents, Inc. ("Assurance MGA"). In August 2001 he was appointed as the President of American Vehicle Insurance Company ("American Vehicle"). Mr. Widdicombe holds his adjuster's license and CPCU designation. Mr. Widdicombe is a member of the Florida Department of Financial Services (previously Florida Department of Insurance) Initial Disaster Assessment team. Mr. Widdicombe was appointed to the Board of Directors in August 2001.

      Bruce F. Simberg has served as a director of the Company since January 1998. Mr. Simberg has been a practicing attorney for the last 23 years, most recently as managing partner of Conroy, Simberg, Ganon, Krevans & Abel, P.A., a law firm in Ft. Lauderdale, Florida, since October 1979. Mr. Simberg was appointed to the Board of Directors in January 1998.

      Richard W. Wilcox, Jr. has been in the insurance industry for almost 40 years. In 1963, Mr. Wilcox began an insurance agency that eventually developed into a business generating $10 million in annual revenue. In 1991, Mr. Wilcox sold his agency to Hilb, Rogal and Hamilton Company ("HRH") of Fort Lauderdale, for which he retained the position of President through 1998. In 1998, HRH of Fort Lauderdale merged with Poe and Brown of Fort Lauderdale, and Mr. Wilcox served as the Vice President. Mr. Wilcox retired in 1999 and joined the Company's Board of Directors in January 2003.

      Peter J. Prygelski was appointed as a director of the Company in January 2004. Since April 2004, Mr. Prygelski has been Senior Manager, Business Risk Services Consulting with Ernst & Young in Fort Lauderdale, Florida. Mr. Prygelski is also a Certified Internal Auditor with 12 years of experience in the internal audit department of American Express, where he was most recently the Director/Assistant General Auditor of American Express Centurion Bank. As such, Mr. Prygelski managed the company's audit activities and managed a staff of 12 audit professionals and an annual department budget of $2.5 million. His responsibilities included preparing and implementing the company's annual audit plan; supporting the company's audit committee by communicating issues related to planning, audit results, plan status, and integrated audit coverage; managing the relationships with senior management, the external auditors, and regulatory authorities; and addressing risks and control gaps to ensure that the company maintained an adequate control system.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires executive officers, directors and holders of more than 10% of our Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and The Nasdaq National Market ("Nasdaq"). Such persons are required to furnish us with copies of all
Section 16(a) forms they file.

      Based solely on its review of the copies of such forms received by it, or oral or written representations from certain reporting persons, we believe that, with respect to the fiscal year ended December 31, 2004, all filing requirements applicable to our executive officers, directors and 10% beneficial owners were complied with, except as follows: Edward J. Lawson and Michele Lawson each made one late filing disclosing two separate gifts of shares. Carl Dorf made one late filing disclosing three purchases of shares by him and two sales by his estranged spouse. Richard W. Wilcox, Jr. made one late filing disclosing four purchases of shares on the same day.

Corporate Governance

      We have adopted a Code of Business Conduct for all employees and a Code of Ethics for the Chief Executive Officer, President and senior financial officers including the Chief Financial Officer. Copies of our Code of Business Conduct and Code of Ethics are available on our web site at www.21stcenturyholding.com.

Meetings and Committees of the Board of Directors

      During 2004, the Board of Directors held four formal meetings and took actions by written consent on 16 occasions. During 2004, no director attended fewer than 75% of board and committee meetings held during the period such director served on the Board. We do not have a policy with regard to the attendance of directors at the annual meeting. All directors attended last year's annual meeting.

      The Board has determined that the following directors are independent pursuant to NASD Rule 4200 and the Exchange Act: Carl Dorf, Charles B. Hart, Jr., Peter J. Prygelski, and Richard W. Wilcox, Jr.

      The standing committees of the Board of Directors are the Audit Committee, the Independent Directors Committee and the Investment Committee.

      Independent Directors Committee

      The Company's Independent Directors Committee is currently composed of Mr. Dorf, Mr. Hart, Mr. Prygelski, and Mr. Wilcox. This committee meets in executive session biannually and its duties and responsibilities include, but are not limited to, the following:

      o     Function  as the  Company's  Compensation  Committee  and review and approve the compensation of our executive officers and directors
      o     Administer  the  Company's  1998 Stock Option Plan,  2001  Franchise
            Stock Option Plan and 2002 Stock Option Plan
      o     Function as the Company's Nominating Committee.

      The committee held two formal meetings and acted five times by written consent. The committee reviewed and approved the compensation of the Company's executive officers.

      This year's Board of Director nominees were recommended and approved for reelection by the full Board of Directors, including the Independent Directors Committee.

      Audit Committee

      The Audit Committee is currently composed of Charles B. Hart, Jr., Richard
W. Wilcox, Jr. and Peter J. Prygelski. Mr. Prygelski is a "financial expert" as that term is defined in the applicable rules and regulations of the Exchange Act. The Audit Committee met on five occasions in 2004.

      Pursuant to its written charter, the duties and responsibilities of the Audit Committee include, but are not limited to, (a) the appointment of the independent certified public accountants and any termination of engagement, (b) reviewing the plan and scope of independent audits, (c) reviewing significant accounting and reporting policies and operating controls, (d) having general responsibility for all related auditing and financial statement matters, and (e) reporting its recommendations and findings to the full Board of Directors. The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed by the independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the Audit Committee prior to the completion of the audit.

      The Audit Committee has adopted guidelines regarding the engagement of our independent auditor to perform services for us. For audit services (including statutory audit engagements as required under state laws), the independent auditor will provide the Audit Committee with an engagement letter during the fourth quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit Committee, this engagement letter will be formally accepted by the Audit Committee at either its December or March Audit Committee meeting. The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

      For non-audit services, management will submit to the Audit Committee for approval (during December or June of each fiscal year) the list of non-audit services that it recommends the Committee engage the independent auditor to provide for the fiscal year. Our management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal requirements. In addition to the list of planned non-audit services, a budget estimating non-audit service spending for the fiscal year will be provided. The Audit Committee will approve both the list of permissible non-audit services and the budget for such services. The Audit Committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this pre-approval process.

      To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair the authority to amend or modify the list of approved permissible non-audit services and fees. The Chair will report action taken to the Audit Committee at the next committee meeting.

      The independent auditor must ensure that all audit and non-audit services have been approved by the Audit Committee. The Chief Financial Officer is responsible for tracking all independent auditor fees against the budget for such services and report at least annually to the Audit Committee.

      Investment Committee

      The Investment Committee is currently composed of Edward J. Lawson, Charles B. Hart, Jr., Richard W. Wilcox, Jr., Peter J. Prygelski, Bruce Simberg, and Carl Dorf. The Investment Committee manages our investment portfolio. The Investment Committee met informally via teleconference on several occasions in 2004.

Report of the Audit Committee

      The following report of the Audit Committee is made pursuant to the rules of the SEC. This report shall not be deemed incorporated by reference by a general statement incorporating by reference this Proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The Audit Committee hereby reports as follows:

      1. The Audit Committee has reviewed and discussed the audited financial statements with our management.

      2. The Audit Committee has discussed with De Meo, Young, McGrath ("DeMeo"), independent accountants, the matters required to be discussed by SAS 61 (Communication with Audit Committees).

      3. The Audit Committee has received the written disclosures and the letter from DeMeo required by the Independence Standards Board No. 1 (Independent Discussions with Audit Committees), and has discussed with DeMeo their independence.

      4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of the Company, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the SEC.

      /s/ Peter J. Prygelski, Chairman
      /s/ Charles B. Hart, Jr.
      /s/ Richard W. Wilcox, Jr.

      Director Nomination Process

      Shareholders may communicate generally with our Board by contacting our Secretary. In particular, shareholders may recommend nominees to the Board by notifying the Secretary, in writing, of the identity of the nominee and enclosing a resume, curriculum vitae or other relevant information describing the nominee's qualifications. The Secretary will then forward these materials to the Independent Directors Committee, functioning as our Nominating Committee, who will consider the candidate at the next meeting scheduled for the purpose of considering nominees to the Board.

      Shareholders may also nominate directors, along with the presentation of other business, at our annual meeting, pursuant to Article II, Section 10 of our Bylaws and SEC regulations. For business to be brought before an annual meeting by a shareholder, notice thereof must be delivered to or mailed and received at our principal executive offices, not less than 120 calendar days before the date of the proxy statement released to shareholders in connection with the previous year's annual meeting. The Bylaws require a shareholder's notice to the Secretary to set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the shareholder proposing such business, (iii) the class and number of shares which are beneficially owned by the shareholder, and (iv) any material interest of the shareholder in such business.

      With regard to the  nomination of  directors,  such notice shall set forth
(a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock which are beneficially owned by the person, (iv) the consent of each nominee to serve as a director if so elected, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for the election of directors pursuant to Rule 14a-3 under the Exchange Act; and (b) as to the shareholder giving notice, (i) the name and record address of shareholder, and
(ii) the class and number of shares of capital stock which are beneficially owned by the shareholder. We may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table summarizes compensation earned for the years ended December 31, 2004, 2003, and 2002, by our Chief Executive Officer and the three other most highly compensated executive officers whose compensation exceeded $100,000 during 2004 and is required to be reported (the "named executive officers").

                                                                   Long-Term
                            Annual Compensation (1)               Compensation
                            -----------------------               ------------
                                                     Securities
Name and Principal                                   Underlying   All Other
Position                  Year   Salary($)  Bonus($) Options(#) Compensation($)
--------                  ----   ---------  -------- ---------- ---------------

Richard A. Widdicombe     2004   $143,100     0        --         $ 18,207 (1)
Chief Executive Officer   2003    126,250     0        --               -- (2)
                          2002    122,200     0        --               -- (2)

Edward J. Lawson          2004   $154,500     0        --         $ 16,160 (3)
President and Chairman    2003    156,000     0        --               -- (2)
                          2002    156,000     0        --               -- (2)

J. Gordon Jennings, III   2004   $129,577     0        --         $ 11,036 (4)
Chief Financial Officer   2003    104,000     0        --               -- (2)
                          2002     89,800     0        --               -- (2)

Kent M. Linder            2004   $118,800     0        --         $ 16,157 (5)
Chief Operating Officer   2003    107,000     0        --               -- (2)
                          2002    104,000     0        --               -- (2)
-----------------

(1) Includes $7,200 car allowance, $851 cellular phone, $8,667 health insurance premiums, $300 for events attended by officer and/or family and $1,189 airfare and hotel for management trip including family.
(2) Perquisites and other personal benefits totaling less than the applicable reporting threshold for 2002 and 2003 have been excluded.
(3) Includes $9,044 car allowance, $1,064 cellular phone, $4,924 health and dental insurance premiums, $100 for events attended by officer and/or family and $1,028 airfare and hotel for management trip including family.
(4) Includes $10,536 health insurance premiums and $500 for events attended by officer and/or family.
(5) Includes $12,935 health and dental insurance premiums, $1,404 cellular phone, $400 for events attended by officer and/or family and $1,418 airfare and hotel for management trip including family.

Option Grants in Last Fiscal Year

      The following table sets forth information concerning individual grants of stock options made during 2004 to the CFO. We have never granted stock appreciation rights.

                                           % of Total
                                            Options/
                     Number of Securities  SAR Granted to     Exercise or
                      Underlying Options   Employees in        Base Price
Name                     Granted (#)(1)     Fiscal Year        ($/share)        Expiration Date
----                     --------------     -----------        ---------        ---------------
J. Gordon Jennings, III     30,000            16.8%              20.00            May 6, 2010

Stock Option Exercises and Holdings

      The following table sets forth certain information with respect to stock options and/or warrants exercised during calendar year 2004 by the named executive officers and unexercised stock options and/or warrants held as of December 31, 2004 by such executive officers.

                                                                 Number of Securities               Value of Unexercised
                                   Shares                       Underlying Unexercised              In-the-Money Options
                                 Underlying                    Options at Fiscal Year-End           At Fiscal Year-End
                                  Options        Value         --------------------------           ------------------
Name                             Exercised     Realized(1)    Exercisable    Unexercisable   Exercisable(2)   Unexercisable(2)
----                             ---------     -----------    -----------    -------------   --------------   ----------------
Richard A. Widdicombe                --              --          90,000              --        $526,020              --
Edward J. Lawson                     --              --          66,324              --        $384,220              --
J. Gordon Jennings, III          16,000        $ 99,328           5,000          59,000        $ 23,665        $151,092
Kent M. Linder                       --              --          75,000              --        $392,475              --

-----------------

  (1) All values are shown pretax and are rounded to the nearest whole dollar.
  (2) Based on a fair market value of $13.90 per share at December 31, 2004.

Independent Directors Committee Report on Executive Compensation

      Under rules established by the SEC, we are required to provide a report explaining the rationale and considerations that led to fundamental compensation decisions affecting the executive officers (including the named executive officers) during the past fiscal year. The report of our Independent Directors Committee for 2004 is set forth below.

      Compensation Philosophy

      The three principal components of executive compensation are salary, bonus and stock options. These components are designed to facilitate fulfillment of the Board's compensation objectives, which include (i) attracting and retaining competent management, (ii) recognizing individual initiative and achievement,
(iii) rewarding management for short and long term accomplishments, and (iv) aligning management compensation with the achievement of company goals and performance.

      Base salaries for new management employees are determined initially by evaluating the responsibilities of the position held and the experience of the individual, and by reference to the competitive marketplace for managerial talent, including a comparison of base salaries for comparable positions at similar companies of comparable sales and capitalization. Unless specified in the executive's employment agreement, annual salary adjustments are determined by evaluating the competitive marketplace, Company performance, the performance of the executive, and the responsibilities assumed by the executive.

      The Independent Directors Committee endorses the position that equity ownership by management is beneficial in aligning management's and shareholders' interests in the enhancement of shareholder value. The Board has used the selective grant of stock options and shares of Common Stock to accomplish this goal.

      In 2005, the Independent Directors Committee will review existing management compensation programs on an ongoing basis and will (i) meet with the Chief Executive Officer to consider and set mutually agreeable performance standards and goals for members of senior management, as appropriate, or as otherwise required pursuant to any such officer's employment agreement and (ii) consider and, as appropriate, approve modifications to such programs to ensure a proper fit with the philosophy of the Independent Directors Committee and the agreed-upon standards and goals.

      Chief Executive Officer Compensation

      The increase in the salary and bonus for Richard A. Widdicombe, our Chief Executive Officer, pursuant to his employment agreement, included an analysis of Mr. Widdicombe's contribution to the Company. The Independent Directors Committee also considered the fiscal 2004 earnings, expectations for the fiscal year ending December 31, 2005 and other performance measures in determining Mr. Widdicombe's compensation, but there was no specific relationship or formula by which such compensation was tied to company performance.

      Other Executive Officers' Compensation

      Fiscal 2004 base salary and bonuses for our other executive officers were determined by the Independent Directors Committee. This determination was made after a review and consideration of a number of factors, including each executive's level of responsibility and commitment, level of performance (with respect to specific areas of responsibility and on an overall basis), past and present contribution to and achievement of Company goals and performance during fiscal 2004, and our historical compensation levels. Although Company performance was one of the factors considered, the approval of the Independent Directors Committee was based upon an overall review of the relevant factors, and there was no specific relationship or formula by which compensation was tied to company performance.

      Stock Options

      We maintain stock option plans, which are designed to attract and retain directors, executive officers and other employees and to reward them for delivering long-term value to the Company and its subsidiaries. In determining the amount and timing of stock option grants, we review the individual's existing share and option holdings, as well as performance-related factors.

      /s/ Carl Dorf, Chairman
      /s/ Charles B. Hart
      /s/ Richard W. Wilcox, Jr.
      /s/ Peter J. Prygelski

Compensation of Directors

      Non-employee directors receive cash fees of $1,500 per meeting attended of the full Board of Directors, $750 per meeting attended of the Audit Committee, and $500 per meeting attended of the Independent Directors Committee and the Investment Committee. Directors who are also officers do not receive this compensation. All directors are reimbursed for travel and lodging expenses in connection with their attendance at meetings.

      In January 2004, Peter J. Prygelski was granted 10,000 six-year options under the 2002 plan in connection with his joining the Board.

Indemnification Agreements

      We have entered into an indemnification agreement with each of our directors and executive officers. Each indemnification agreement provides that we will indemnify such person against certain liabilities (including settlements) and expenses actually and reasonably incurred by him or her in connection with any threatened or pending legal action, proceeding or investigation (other than actions brought by us or in our right) to which he or she is, or is threatened to be, made a party by reason of his or her status as a director, officer or agent, provided that such director or executive officer acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests and, with respect to any criminal proceedings, had no reasonable cause to believe his or her conduct was unlawful. With respect to any action brought by us or in our right, a director or executive officer will also be indemnified, to the extent not prohibited by applicable law, against expenses and amounts paid in settlement, and certain liabilities if so determined by a court of competent jurisdiction, actually and reasonably incurred by him or her in connection with such action if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to our best interests.

Employment Agreements

      Effective September 1, 1998, we entered into an employment agreement with Edward J. Lawson, the Company's President. Effective June 10, 2003, we entered into an employment agreement with Richard A. Widdicombe, the Company's Chief Executive Officer. Each employment agreement has a "rolling" two-year term, so that at all times the remaining term of the agreement is two years.

      Mr. Lawson's agreement was amended in December 2004 to reduce his annual salary from $156,000 to $117,000 and to increase his monthly car allowance from $300 to $1,125. Contemporaneously with this amendment, the employment agreement of Michele Lawson, Mr. Lawson's spouse and an employee of the Company, was amended to increase her annual salary to $117,000 from $78,000 and to increase her car allowance to $1,125 per month from $300 per month.

      Mr. Widdicombe's employment agreement currently provides for an annual salary of $137,800 and a monthly car allowance of $600.

      Each employment agreement provides that the executive officer will continue to receive his salary for a period of two years after the termination of employment, if his or her employment is terminated for any reason other than death, disability or Cause (as defined in the employment agreement), or for a period of two years after termination of the agreement as a result of his or her disability and a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination, and the executive officer's estate will receive a lump sum payment equal to two year's salary plus a bonus equal to twice the amount paid to the executive officer during the 12 months preceding the termination by reason of his death. Each employment agreement also prohibits the executive officer from directly or indirectly competing with us for one year after termination for any reason except a termination without Cause. If a Change of Control (as defined in the employment agreement) occurs, the employment agreement provides for the continued employment of the executive officer for a period of two years following the Change of Control. In addition, following the Change of Control, if the executive officer's employment is terminated by the Company other than for Cause or by reason of his death or disability, or by the executive officer for certain specified reasons (such as a reduction of compensation or a diminution of duties), he or she will receive a lump sum cash payment equal to 299% of the cash compensation received by him or her during the 12 calendar months prior to such termination.

      Effective May 6, 2004 we entered into an employment agreement with J. Gordon Jennings, III, the Company's Chief Financial Officer. The employment agreement is effective through May 6, 2008 and provides for an annual salary set at $137,000 and such bonuses and increases as may be awarded by the Board of Directors.

Independent Directors Committee Interlocks and Insider Participation

      During 2004,  the  Independent  Directors  Committee  consisted of Messrs.
Dorf, Hart, Prygelski, and Wilcox. None is a current or former officer of the Company or any of its subsidiaries. No committee interlocks with other companies, within the meaning of the SEC's proxy rules, existed in 2004.

                             STOCK PERFORMANCE GRAPH

      Set forth below is a line graph comparing the dollar change in the cumulative total shareholder return on the Company's Common Stock for the period beginning on December 31, 1999 and ending on December 31, 2004 as compared to the cumulative total return of the Nasdaq Stock Market Index and the cumulative total return of the SNL Property & Casualty Insurance Index. The graph depicts the value based on the assumption of a $100 investment with all dividends reinvested.

                  COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

                                                                       Period Ending
                                                                       -------------
Index                                         12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
-----                                         --------   --------   --------   --------   --------   --------
21st Century Holding Company                   100.00      73.14      79.06     347.53     587.52     585.44
NASDAQ Composite                               100.00      60.82      48.16      33.11      49.93      54.49
SNL Property & Casualty Insurance Index        100.00     143.42     143.11     134.23     166.08     182.04

                                [GRAPHIC OMITTED]

Note: The stock price performance shown on the graph above is not necessarily indicative of future price performance.

Graph and index values provided by: SNL Financial LC, Charlottesville, VA
(434) 977-1600
(C)2005. Used with permission. All rights reserved.

                              CERTAIN TRANSACTIONS

      Bruce Simberg, a director, is a partner of the Fort Lauderdale, Florida law firm of Conroy, Simberg, Ganon, Krevans & Abel, P.A., which renders legal services to the Company. In 2004, the Company paid legal fees to Conroy, Simberg, Ganon, Krevans & Abel, P.A. for services rendered in the amount of approximately $327,000. We believe that the services provided by Conroy, Simberg, Ganon, Krevans & Abel, P.A. are on terms at least as favorable as those that we could secure from a non-affiliated third party.

      The employment agreement of Michele Lawson, Mr. Lawson's spouse and an employee of the Company, was amended to increase her annual salary to $117,000 from $78,000 and increase her car allowance to $1,125 from $300 per month. Mrs. Lawson's duties include overseeing the Company's accounts payable, claims and commission payment processes.

      During 2004, Mr. Lawson's daughter received compensation totaling $70,200 for her services as a vice president of one of the Company's insurance subsidiaries and as human resources director; Mr. Lawson's sister-in-law received compensation totaling $62,701 for her services as an underwriter for one of the Company's insurance subsidiaries; and Mr. Lawson's nephew received compensation totaling $72,800 for his services as the president of the Company's premium finance subsidiary. We believe that the compensation provided to these individuals is comparable to that paid by other companies in our industry and market for similar positions.

      We have adopted a policy that any transactions between the Company and executive officers, directors, principal shareholders or their affiliates take place on an arms-length basis and require the approval of a majority of our independent directors.

  PROPOSAL TWO: APPROVAL OF THE POSSIBLE ISSUANCE OF 20% OR MORE OF OUR COMMON
              STOCK IN CONNECTION WITH THE SECURITIES ISSUED IN OUR
                             2004 PRIVATE PLACEMENT

      Pursuant to the Nasdaq rules, we are required to submit for approval by our shareholders any issuance of Common Stock involving the potential issuance of 20% or more of our Common Stock outstanding immediately before the transaction.

      On September 30, 2004, we completed a private placement of our 6% Senior Subordinated Notes (the "Notes"), which were offered and sold to accredited investors as units consisting of one Note with a principal amount of $1,000 and one warrant to purchase one share of our Common Stock (a "Warrant"). We sold an aggregate of $12.5 million of Notes in this placement, which resulted in proceeds (net of placement agent fees of $700,000 and offering expenses of $32,500) to us of approximately $11.8 million. The net proceeds were used to increase the surplus of our insurance subsidiaries.

      The Notes pay interest at the annual rate of 6%, are subordinated to senior debt, and mature on September 30, 2007. Quarterly payments of principal and interest due on the Notes may be made in cash or, at our option, in shares of our Common Stock. If paid in shares of Common Stock, the number of shares to be issued is determined by dividing the payment due by 95% of the weighted-average volume price for the Common Stock on Nasdaq as reported by Bloomberg Financial Markets for the 20 consecutive trading days preceding the payment date. We paid the January 2005 quarterly principal and interest payment on the Notes by issuing 103,870 shares of our Common Stock to the holders of the notes.

      We issued Warrants to purchase shares of our Common Stock to the purchasers of the Notes and to the placement agent in the offering, J. Giordano Securities, LLC. Each Warrant entitles the holder to purchase one share of our Common Stock at an exercise price of $12.75 per share. We issued a total of 1,019,608 Warrants.

      The terms of the Warrants provide for anti-dilution adjustments to the exercise price and the number of shares issuable thereunder upon the occurrence of certain events typical for private offerings of this type. The Warrants will be exercisable until September 30, 2007. The Warrants may be redeemed, in whole or in part, at any time or from time to time, at our sole option, commencing a year from September 30, 2004 at a redemption price of $0.01 per whole share underlying the warrants to be redeemed; provided, however, that before any such call for redemption of the Warrants may occur, the weighted-average volume price for our Common Stock quoted on Nasdaq shall have been, for 20 consecutive trading days ending not more than 10 days prior to the notice of redemption, more than 150% of the exercise price, as such may be adjusted from time to time. Redemption of the Warrants may only occur upon 30 days' prior written notice to the holders, such notice to include certification of the trading price of our Common Stock on Nasdaq as reported by Bloomberg.

      Under the terms of the Notes, the number of shares that would be issued to pay the quarterly principal and interest due is determined based on the market prices of our Common Stock prior to each quarterly payment date, and therefore it is not possible to determine precisely the number of shares that ultimately may be issued by us. Our ability to pay the principal and interest in shares rather than cash enables us to conserve our cash reserves and deploy them as needed to fund our operations. In addition, the anti-dilution adjustments to the Warrants may require us to issue an indeterminate number of additional shares of Common Stock. The terms of the Notes and the Warrants provide that we will not issue shares to pay principal and interest on the notes or make anti-dilution adjustments to the Warrants in violation of the Nasdaq rule described above. Nevertheless, the Board of Directors desires to obtain shareholder approval should we decide that payment of principal and interest in shares of Common Stock rather than cash is in the best interests of the Company and our shareholders, or should the anti-dilution provisions of the Warrants be triggered, and the issuances in the aggregate would total more than 20% of our Common Stock outstanding before the sale of the notes.

      The Board of Directors recommends that shareholders authorize the potential issuance of 20% or more of our Common Stock in connection with our 2004 private placement. If the shareholders do not authorize this issuance, the transactions will, nonetheless, be valid. We may, however, be in violation of the Nasdaq requirements described above, which could be cited by Nasdaq as a basis for delisting our shares from Nasdaq.

      The Board of Directors recommends that shareholders vote "FOR" this proposal. The approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

           PROPOSAL THREE: APPROVAL OF THE ISSUANCE OF 3,500 SHARES OF
                 OUR COMMON STOCK TO OUR CHIEF EXECUTIVE OFFICER

      Pursuant to Nasdaq Rule 4350(i)(1)(A), we are submitting to our shareholders, for their approval, the proposed issuance of 3,500 shares of our Common Stock to our Chief Executive Officer, Richard A. Widdicombe. These shares were granted by the Board of Directors on March 3, 2005, subject to shareholder approval, in recognition of Mr. Widdicombe's service to the Company.

      Although stock grants have the effect of diluting our other shareholders, the Board of Directors believes that stock grants play an important role in providing designated members of our management team with incentives to contribute to the growth and development of the Company because of the opportunity to acquire an equity interest in the Company. In our proposed stock issuance to Mr. Widdicombe, he will receive the opportunity to profit from any rise in the market value of our Common Stock.

      These  shares  will be issued in  reliance  on the  exemption  provided by
Section 4(2) of the Securities Act as a transaction not involving a public offering.

      The Board of Directors recommends that shareholders vote "FOR" this proposal. The approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

              PROPOSAL FOUR: RATIFICATION OF SELECTION OF AUDITORS

      The selection of DeMeo Young McGrath ("DeMeo") to serve as the independent auditors of the Company for the fiscal year ended December 31, 2004, will be submitted to the shareholders of the Corporation for ratification at the Meeting. Representatives of DeMeo will be present at the Meeting, will have the opportunity to make a statement if they so desire and will be available to answer appropriate questions.

      DeMeo has served as the Company's independent auditors for each fiscal year since 2002. McKean, Paul, Chrycy, Fletcher & Co. ("McKean") were the Company's independent auditors prior to 2002.

      DeMeo has advised the Company that neither it, nor any of its members, has any direct financial interest in the Company as a promoter, underwriter, voting trustee, director, officer or employee. All professional services rendered by DeMeo during the fiscal year ended December 31, 2004 were furnished at customary rates.

      For the fiscal year ended December 31, 2004, fees for services provided by DeMeo and McKean were as follows:

                                             DeMeo       McKean
                                             -----       ------
      Audit Fees(1)                        $290,302     $ 16,713

      Audit-Related Fees(2)                $ 22,743     $      0

      Tax Fees(3)                          $ 56,748     $      0
                                           --------     --------

      Total                                $369,793     $ 16,713
      -----------------

      (1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits.

      (2) Audit-related fees consisted primarily of audits of employee benefit plans and special procedures related to regulatory filings in 2004.

      (3) Tax fees consisted primarily of assistance with tax compliance and reporting.

      The Board of Directors recommends that shareholders vote "FOR" this proposal. The approval of this proposal requires the affirmative vote of a majority of the total votes cast on the proposal in person or by proxy.

                                 OTHER BUSINESS

      The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies in their discretion as they may deem appropriate, unless they are directed by a proxy to do otherwise.

                   HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS

      As permitted by the Exchange Act, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified us of their desire to receive multiple copies of the Proxy Statement.

      We will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to our Chief Financial Officer by phone at (954) 581-9993 or by mail to the Chief Financial Officer, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida 33311.

      Shareholders residing at the same address and currently receiving only one copy of the Proxy Statement may contact our Chief Financial Officer by phone at
(954) 581-9993 or by mail to the Chief Financial Officer, 3661 West Oakland Park Boulevard, Suite 300, Lauderdale Lakes, Florida 33311 to request multiple copies of the Proxy Statement in the future.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

      Pursuant to Rule 14a-8 of the SEC's proxy rules, a shareholder intending to present a proposal to be included in the proxy statement for our 2006 Annual Meeting of Shareholders must deliver a proposal in writing to our principal executive office no later than January 16, 2006.

      Shareholder proposals intended to be presented at, but not included in the proxy materials for that meeting must be received by us no later than March 23, 2006, at our principal executive offices; otherwise, such proposals will be subject to the grant of discretionary authority contained in the form of proxy to vote on them.


                                           By Order of the Board of Directors

                                           REBECCA L. CAMPILLO, Secretary
Lauderdale Lakes, Florida
May XX, 2005

                          21st CENTURY HOLDING COMPANY

                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 21, 2005

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                          21st CENTURY HOLDING COMPANY

      The undersigned hereby appoints Edward J. Lawson and Richard A. Widdicombe, as Proxies, each with full power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of common stock, $.01 par value per share (the "Common Stock"), of 21st Century Holding Company (the "Company") held of record by the undersigned on April 15, 2005 at the Annual Meeting of Shareholders to be held on June 21, 2005 or any adjournments or postponements thereof.

Proposal 1. ELECTION OF DIRECTORS

| |  FOR ALL THE NOMINEES LISTED BELOW
| | WITHHOLD AUTHORITY (except as marked to the contrary below) TO VOTE FOR ALL NOMINEES LISTED BELOW.

            Carl Dorf               Charles B. Hart, Jr.

(INSTRUCTION: To withhold authority for any individual nominees, write that nominee's name in the space below.)
--------------------------------------------------------------------------------
Proposal 2. APPROVAL OF THE POSSIBLE ISSUANCE OF 20% OR MORE OF THE COMPANY'S COMMON STOCK IN CONNECTION WITH SECURITIES ISSUED IN THE COMPANY'S 2004 PRIVATE PLACEMENT

| | For         | | Against         | | Abstain
--------------------------------------------------------------------------------
Proposal 3. APPROVAL OF THE ISSUANCE OF 3,500 SHARES OF THE COMPANY'S COMMON STOCK TO THE COMPANY'S CHIEF EXECUTIVE OFFICER

| | For         | | Against         | | Abstain
------------------------------------------------------------------------------
Proposal 4. RATIFICATION OF SELECTION OF DEMEO YOUNG MCGRATH AS THE COMPANY'S INDEPDENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

| | For         | | Against         | | Abstain
--------------------------------------------------------------------------------
      In their discretion, the Proxies are authorized to vote upon other business as may come before the meeting.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR Proposals 1, 2, 3 and 4.

                                                Dated: ___________________, 2005


--------------------------------                --------------------------------
(Signature)                                     (Signature)

                                PLEASE SIGN HERE

Please date this proxy and sign your name exactly as it appears hereon.

Where there is more than one owner, each should sign. When signing as an agent, attorney, administrator, executor, guardian, or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer who should indicate his office.

     PLEASE DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPENO
               POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.